SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 14, 2003
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                            NEWCOM INTERNATIONAL, Inc
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


           Nevada                        0-30727                 86-0907027
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(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)


         2102 BUSINESS CENTER DRIVE, SUITE 130 IRVINE, CALIFORNIA 92612
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              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

Registrant's telephone number, including area code: (949) 717-0630
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         None.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         ACQUSITION OF H&H, INC.

         On November 14, 2003, NewCom International, Inc., by and through its wholly owned subsidiary, Paradise Pizza, Inc. completed the acquisition of H&H Pizza, Inc., a California corporation, in exchange for a secured promissory note in the principal amount of $655,335, with $400,000 due by the later of (i) December 16, 2003, or (ii) 20 business days after the filing of a Form 211 (or Rule 15c2-11 Exemption Request Form) with the NASD with respect to NewCom's common stock, and the remaining principal balance and accrued interest due November 14, 2004. The promissory note is secured by a pledge of 13,000,000 shares of Series B Preferred Stock of NewCom. In addition, NewCom's Chief Executive Officer, Chris Marshall, granted to Tom and Paul Pishos, the sellers of H&H, Inc., a warrant to purchase up to 1,000,000 shares of Series B Preferred Stock of NewCom from Chris Marshall at a purchase price of $0.10 per share.

         H&H Pizza owns and operates three pizza restaurants in the Northern California area, and it manages an additional 22 pizza restaurants controlled by Tom and Paul Pishos pursuant to a management agreement. H&H Pizza has approximately 50 employees and approximately $2,000,000 in annual sales.

         Under the terms of the purchase agreement, the Pishos have agreed to negotiate in good faith to sell to Paradise Pizza the remaining restaurants controlled by the Pishos. In addition, Paradise Pizza has entered into a five-year employment agreement with Paul Pishos.


ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

         Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         Not applicable.

ITEM 5.  OTHER EVENTS.

         Not applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         Not applicable.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      Financial statements of businesses acquired.

                  The financial statements required by Item 310(c) of Regulation S-B in connection with the acquisition of H&H, Inc. described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (b)      Pro forma financial information.

                  The pro forma financial information required by Item 310(d) of Regulation S-B with the acquisition of H&H, Inc. described above will be provided by an amendment to this report filed within 60 days of the date hereof.

         (c)      Exhibits.

                  2.1 Purchase Agreement as of November 14, 2003 by and among H&H, Inc., Thomas Pishos, Paul Pishos, and Paradise Pizza, Inc.

ITEM 8.  CHANGE IN FISCAL YEAR.

         Not applicable.

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ITEM 9.  REGULATION FD DISCLOSURE.

         Not applicable.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            NEWCOM INTERNATIONAL, INC.
                                            (Registrant)


Date:  November 14, 2003                    By: /s/ Chris Marshall
                                               ---------------------------------
                                                Chris Marshall, President and
                                                Chief Executive Officer

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